UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
May 8, 2025

URBAN EDGE PROPERTIES
URBAN EDGE PROPERTIES LP
(Exact name of Registrant as specified in its charter)

Maryland	(Urban Edge Properties)	001-36523	(Urban Edge Properties)	47-6311266
Delaware	(Urban Edge Properties LP)	333-212951-01	(Urban Edge Properties LP)	36-4791544
(State or other jurisdiction of incorporation or organization)		(Commission File Number)		(I.R.S. Employer Identification Number)

12 East 49th Street,
New York	NY	10017
(Address of Principal Executive offices) (Zip Code)

Registrant’s telephone number including area code:	(212)	956-0082

Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Urban Edge Properties

Title of class of registered securities	Trading symbol	Name of exchange on which registered
Common shares of beneficial interest, par value $0.01 per share	UE	The New York Stock Exchange
Urban Edge Properties LP

Title of class of registered securities	Trading symbol	Name of exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Urban Edge Properties - Emerging growth company  ☐      Urban Edge Properties LP - Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
        Urban Edge Properties ☐                   Urban Edge Properties LP ☐

This Current Report on Form 8-K is filed by Urban Edge Properties, a Maryland real estate investment trust (the “Company”), and Urban Edge Properties LP, a Delaware limited partnership through which the Company conducts substantially all of its operations (the “Operating Partnership”). The Company is the sole general partner of the Operating Partnership.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of General Counsel
On May 8, 2025, the Board of Trustees of Urban Edge Properties, a Maryland real estate investment trust (the “Company”) promoted Heather Ohlberg, 45, to Executive Vice President, General Counsel and Secretary of the Company, effective June 1, 2025. Ms. Ohlberg is currently Senior Vice President, Deputy General Counsel of the Company.
Prior to joining the Company in January 2025, Ms. Ohlberg served as the Executive Vice President, General Counsel and Secretary of RPT Realty from January 2019 until its acquisition by Kimco Realty Corporation in January 2024. From January 2017 through September 2018, Ms. Ohlberg served as Senior Vice President, Legal Leasing and Real Estate of Rouse Properties (now known as Brookfield Retail). Prior to her service at Rouse Properties, Ms. Ohlberg was Counsel and Co-Chair of the Retail and Hospitality Group at Tarter Krinsky and Drogin LLP from January 2011 through December 2016. She earned her law degree from Hofstra University School of Law and her bachelor’s degree from the State University of New York at Albany.

Departure of General Counsel
On May 8, 2025, the Company and Robert C. Milton III determined that he would step down from his position as Executive Vice President, General Counsel and Secretary of the Company, effective May 31, 2025. Mr. Milton’s departure from the Company was not related to any disagreements with the Company or any matter regarding the Company’s financial results, operations, policies or practices.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

URBAN EDGE PROPERTIES
(Registrant)

Date: May 12, 2025	By:	/s/ Mark Langer
Mark Langer, Executive Vice President and Chief Financial Officer

URBAN EDGE PROPERTIES LP
By: Urban Edge Properties, General Partner

Date: May 12, 2025	By:	/s/ Mark Langer
Mark Langer, Executive Vice President and Chief Financial Officer